UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1

Item 8.01.  Other Events.

On May 21, 2009, we filed a Current Report on Form 8-K which included the balance sheet of Targa Resources GP LLC, the general partner of Targa Resources Partners LP, as of December 31, 2008.

On January 1, 2009, Targa Resources GP LLC adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”). Exhibit 99.1 of this Current Report on Form 8-K contains a consolidated balance sheet of Targa Resources GP LLC as of December 31, 2008 incorporating the requirements of SFAS 160.

 Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit
Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Audited Consolidated Balance Sheet of Targa Resources GP LLC as of December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC,
its general partner

Dated: June 1, 2009	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer
(Authorized signatory and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Consolidated Balance Sheet of Targa Resources GP LLC as of December 31, 2008